Exhibit 24.1
POWER OF ATTORNEY
The undersigned officer and director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature:	/s/ Frederick A. Henderson

Name:	Frederick A. Henderson
Title:	Chairman, Chief Executive Officer
and Director
(Principal Executive Officer)

POWER OF ATTORNEY
The undersigned officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature:	/s/ Fay West

Name:	Fay West
Title:	Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

POWER OF ATTORNEY
The undersigned officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature:	//s/ Katherine T. Gates

Name:	Katherine T. Gates
Title:	Senior Vice President, General Counsel, and Chief Compliance Officer

POWER OF ATTORNEY
The undersigned officer of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature:	//s/ Allison Lausas

Name:	Allison Lausas
Title:	Vice President and Controller
(Principal Accounting Officer)

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature: /s/ Alvin Bledsoe

Name: Alvin Bledsoe
Title: Director

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature: /s/ Robert J. Darnall

Name: Robert J. Darnall
Title: Director

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature: /s/ Peter B. Hamilton

Name: Peter B. Hamilton
Title: Director

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature: /s/ Karen B. Peetz

Name:Karen B. Peetz
Title: Director

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature: /s/ John W. Rowe

Name: John W. Rowe
Title: Director

POWER OF ATTORNEY
The undersigned, a director of SunCoke Energy, Inc. (the “Company”), hereby constitutes and appoints Frederick A. Henderson, Fay West and Katherine T. Gates and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and re-substitution, for him or her and in his or her name place and stead, in any and all capacities, to sign for him or her in the capacities indicated below the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and any and all amendments to such Annual Report on Form 10-K, and to cause the same to be filed with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and desirable to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 18th day of February 2016.

Signature: /s/ James E. Sweetnam

Name: James E. Sweetnam
Title: Director